Exhibit 99.1
FBR Conference Presentation
November 2007

Safe Harbor
In keeping with the SEC’s “Safe Harbor” guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, and the degree and nature of our competition. These and other risk factors are more fully discussed in the Company’s filings with the Securities and Exchange Commission. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price. EBITDA, FFO, AFFO, CAD and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC.
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Ashford Overview

Ashford Snapshot Portfolio Statistics AHT
Total Enterprise Value (1) $4.1 Bil Peer Comparison (2) 3rd largest # of Hotels 114 # of Rooms 26,295 ADR (3) $ 134.89 RevPAR (3) $ 103.81 RevPAR Growth (3) 8.3% Financial Statistics # Shares Outstanding 143.0 M Avg. Daily Trading Volume (3 Month) 1.0 M Net Debt / Gross Assets 62% % Debt Fixed ~ 80% Debt Weighted Average Maturity 7.2 years Debt Weighted Average Cost 6.0% EBITDA / Interest Expense – 3Q YTD 1.92x Dividend Yield % (1) 11.2% AFFO Dividend Coverage – 3Q YTD 1.59x % Insider Ownership 7.5%
(1) (1) Assumes 11/23/07 share price of $7.47. (2) (2) Ranked by Total Enterprise Value of pure lodging peers. 4 (3) (3) All hotels included in continuing operations not under renovation for the 3Q ’07.

Portfolio Mix

Chain Scale



2%
4%
34%
60%
Luxury
Upper-Upscale
Upscale
Midscale w/o F&B

Brand



3%
1%
7%
8%
47%
34%
Marriott
Hilton
Hyatt
Starwood
IHG
Other

Geography



1%
1%
7%
10%
35%
11%
10%
25%
S. Atlantic
Pacific
N. Central
S. Central
Mid Atlantic
Mountain
N. England
Canada

Manager



1%
3%
2%
8%
42%
18%
26%
Marriott
Remington
Hilton
Hyatt
Starwood
Interstate
Hotel Equities

ASHFORD HOSPITALITY TRUST

Note: Proforma based on TTM 9/30/07 owned EBITDA for 114 hotels in continuing operations.

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High Quality Assets
Hyatt Anaheim Hilton La Jolla Torrey Pines Hyatt Regency Coral Gables Courtyard SF Downtown Renaissance Tampa JW Marriott San Francisco Hyatt Montreal Marriott Legacy Center Hilton El Conquistador Courtyard Irvine Residence Inn Sea World Hilton Costa Mesa Marriott Seattle Waterfront Westin O’Hare Capital Hilton
Marriott Gateway Courtyard Seattle Downtown Residence Inn San Diego Embassy Suites Portland Courtyard Philadelphia
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Capital Strategy Spring 2007 – Post CHR Transaction Sources of Capital Uses of Capital • Cash flow above dividend • Stock buybacks • Asset sales • Mezzanine lending
• Common equity • Debt pay down
• Preferred equity • Normalized capex
• Mortgage debt • ROI capex
• Corporate debt •Asset purchases Fall 2007
Sources of Capital Uses of Capital
• Cash flow above dividend • Stock buybacks
• Asset sales • Mezzanine lending
• Common equity • Debt pay down
• Preferred equity • Normalized capex
• Mortgage debt • ROI capex
• Corporate debt •Asset purchases
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Investment Track Record Proven market cycle judgment and investment discipline
CHR Acquisition
5.0% 16,000 Ashford IPO 14,000 4.0% Rooms 12,000
10,000 3.0%
Hotel # of
8,000
Rooms
2.0% 6,000 U.S. Change 4,000
1.0%
2,000
% 0.0% 0 ‘90 ‘91 ‘92 ‘93 ‘94 ‘95 ‘96 ‘97 ‘98 ‘99 ‘00 ‘01 ‘02 ‘03 ‘04 ‘05 ‘06 ‘07E
Acquisitions Dispositions & Listed Assets % U.S. Supply Change % U.S. Supply — Historical Avg.
Source: Company estimates & Smith Travel Research. 8

The Ashford Opportunity Balance sheet Portfolio mix Internal growth / capex funding Dividend Relative value
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Balance Sheet Balance sheet strategy:
– Continue to build upon strong expertise of capital recycling in order to deleverage
# of Cumulative Sales Cumulative Year Rooms Rooms Proceeds Proceeds 2005 806 — - $30 M — -2006 1,259 2,065 $113 M $143 M 2007 3,645 5,710 $380 M $523M – Options exist in terms of hotel capital to recycle: • Select-service • Full-service with high capex requirements • Lower growth • Joint ventures
– Assumability of fixed-rate debt and ability to layer in AHT mezzanine financing creates value for potential buyers
– Nearly $400 million of unrestricted cash and revolver availability at the end of 3Q ’07
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Cycle Resilient Portfolio Mix Diversity to enhance risk/rewards balance
Limited service assets have greater resiliency to economic downturns than full service assets
Limited Service vs. Full Service EBITDA Volatility
60.0% 50.0% 40.0% 30.0%
20.0% From the peak in 2000 to the trough in 2003, limited-service EBITDA dropped 32% less Spread B/t Limited and Full Service 10.0% than full-service EBITDA
0.0% 2000 2001 2002 2003 2004 2005
Property Level EBITDA Mezzanine investments offer high yields and NOI cushion Source: PKF 11

Internal Growth / Capex Funding
Focus on value-added capex grows RevPAR and captures market share through higher RevPAR penetration
Management will be prudent regarding the timing of future expenditures and the magnitude of ROI projects
Capital projects generally less intrusive History of on-budget and on-time delivery $250239 bps of 240 bps of 37 bps of ’05 RevPAR ’06 RevPAR YTD RevPAR $203.0 $200 Penetration Penetration Penetration
$150 $100
millions) $77.0 $
$48.0 $38.3 43.1 $50 $14.2 29.6
26.9
33.9 Capex ( 10.4 18.4 3.8 11.4
$0 2004 2005 2006 3Q 2007 — YTD 4Q 2007 -
FY 2008
FF&E Reserve Owner-Funded Capital Expenditures
Source: Company estimates. 12

Operating Performance
Aggressively refocusing asset management with the recent completion of CHR integration process
Consistent focus on both top line & bottom line growth
– RevPAR has averaged 9.1% over the past four quarters and 10.7% over the past three years
12.0% 11.1% 10.3% 10.0% 8.3%
9.1% Average
8.0% 6.5% 6.0% 4.0%
RevPAR Growth % 2.0% 0.0%
4Q 06 1Q 07 2Q 07 3Q 07
– Property-level EBITDA margins have improved by an average of 171 bps over the past four quarters
350
286 300 250 206
200 171 bps 150 120 Average 100 73
Margin Growth (bps) 50 0
4Q 061Q 072Q 073Q 07 Note: AHT RevPAR & margin growth numbers are for those hotels not under renovation. 13

High Dividend Dividend growth: 250% since 1Q 2004 Strong dividend CAD/AFFO coverage: –2007 YTD – 1.24x CAD coverage –2007 YTD – 1.59x AFFO coverage Highest in peer group with dividend yield of 11.2% (1) $0.25 12.0%
10.0% $0.20
Dividend
) 8.0%
$ (
$0.15
Dividend
6.0% $0.10
4.0% Yield %
$0.05
2.0%
$0.00 0.0% 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q
04 04 04 04 05 05 05 05 06 06 06 06 07 07 07 Dividend Dividend Yield Dividend Yield — Peer Avg.
(1) Assumes 11/23/07 stock price of $7.47. Note: Peers include BEE, DRH, FCH, HPT, HST, HT, LHO, SHO. 14

Relative Valuation
Ashford’s FFO multiple is 38% lower than the peer average, while its leverage level is 23% greater than the peer average
11.0x 100% Multiple 10.0x Debt 80% 9.0x 72% 8.0x / 63% 62% 60% Gross 54% 7.0x 43% 46% 41% 41% 42% 40% 6.0x
Assets
5.0x 2008 FFO 20% 4.0x 10.1x 9.9x9.5x8.6x7.6x 7.4x 7.2x 6.7x 5.2x 3.0x 0% BEE LHO DRH HST HPT HT SHO FCH AHT Sources: First Call estimates, FBR Property Week 11/12/07 and company financials. 15

Relative Valuation
Ashford’s relative value is compelling when compared with what hotel REITS have traded for in the market
Current valuation is well below replacement cost
Transaction Metrics – $ Price Per Key
Ann. Date Target $ / Key April 2007 Highland Hospitality $ 230,000 April 2007 Eagle Hospitality $ 190,000 February 2006 MeriStar Hospitality $ 182,000 January 2007 CHR 51-Hotel Portfolio $ 177,000 April 2007 Innkeepers USA $ 155,000 June 2007 Equity Inns $145,000
Current AHT Value per Key (1) $156,000 1) Assumes 11/9/07 stock price of $7.87 and mezzanine platform valuation at book value. 16

Current Lodging Cycle

Lodging REITs vs. Other REITs
Lodging REITs lag other multiples despite having one of the highest dividend yields and the highest projected 2008 FFO growth
20.0x 12.0%
11.0% 10.4%
18.0x 10.0% Dividend 8.6% Multiple 16.0x 8.0% 7.1% 14.0x 5.9% 6.0% 5.2% 5.0% 5.0% 4.0% 4.5% Yield / FFO 12.0x 4.0% Growth 2008 FFO 3.7% 3.5% 10.0x 2.0%
%
8.0x 0.0% Office Apartment Retail Industrial Healthcare Lodging
2008 FFO Multiple Dividend Yield 2008 FFO Growth % Source: FBR Property Week – 11/12/07. 18

Supply Overview
US supply growth is still below historical average of 2.2% and is projected to remain so for at least two years
Estimates have been revised downward consistently over the past few years due to: • High construction costs & land prices • Financial market turmoil • Expanding development timelines • Residential / condo conversions US Supply Growth — PWC Date of Report 2007 2008 2009 2Q 2006 2.1% 2.2% — -3Q 2006 2.0% 2.4% — - 4Q 2006 1.6% 2.2% — - 1Q 2007 1.6% 2.3% 2.3% 2Q 2007 1.3% 2.1% 2.2%
Source: PricewaterhouseCoopers
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RevPAR / Supply Spread
There is still a very favorable spread between new room supply and RevPAR growth, which is projected to remain for at least two more years according to PWC
New supply growth greatly determines lodging cycles
Although a recession is not predicted, PKF stated in a recent report that if a recession occurred “then the average U.S. hotel is forecast to achieve annual RevPAR growth of just 2.0 percent through 2010.”
10.0%
8.0% “False” Recession 6.0% 4.0% 2.0% 0.0%
‘89 ‘90 ‘91 ‘92 ‘93 ‘94 ‘95 ‘96 ‘97 ‘98 ‘99 ‘00 ‘01 ‘02 ‘03 ‘04 ‘05 ‘06 ‘07E ‘08E ‘09E
-2.0%
“True” -4.0% Recessions
-6.0% -8.0% GDPSupplyRevPAR Source: PricewaterhouseCoopers and U.S. Bureau of Economic Analysis. 2007 GDP reflects 3Q TTM. 20

Conclusion
Ashford may be using its cash flow and asset sales to fund debt pay downs, mezzanine lending and potentially stock buybacks, along with normalized capex and ROI projects
The current diversified portfolio mix, with a sizable portion of limited service assets, should exhibit resilience against an industry downturn
Ashford is currently attractive from a relative valuation and dividend yield standpoint
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FBR Conference Presentation
November 2007